                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 Anacomp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                 ANACOMP [LOGO]

                                 ANACOMP, INC.
                            11550 N. MERIDIAN STREET
                                 P.O. BOX 40888
                          INDIANAPOLIS, INDIANA 46240
                                 (317) 844-9666

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

     The 1997 Annual Meeting ("Annual Meeting") of Shareholders of Anacomp, Inc., will be held at the Sheraton Gateway Hotel, 1900 Sullivan Road, College Park, Georgia, on February 3, 1997, at 11:00 a.m. for the following purposes:

          1. To elect seven directors for a one-year term.

          2. To consider and vote upon a proposal to adopt a new 1996 Long-Term Incentive Plan for the Company.

          3. To consider and vote upon a proposal to adopt a new 1997 Qualified Employee Stock Purchase Plan for the Company.

          4. To transact such other business as may properly come before the meeting or any adjournments thereof.

     If you do not expect to attend the meeting, please sign, date and return the enclosed proxy in the enclosed return envelope to which no postage need be affixed if mailed in the United States.

     Only shareholders of record at the close of business on December 6, 1996, will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for approval of one or more of the above matters at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

                                          By order of the Board of Directors,

                                          P. Lang Lowrey, III
                                            Chairman of the Board

Dated: December 31, 1996
Indianapolis, Indiana

                             PLEASE SIGN AND RETURN
                               THE ENCLOSED PROXY

                                 ANACOMP, INC.
                          11550 NORTH MERIDIAN STREET
                                 P.O. BOX 40888
                          INDIANAPOLIS, INDIANA 46240
                                 (317) 844-9666
                             ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                FEBRUARY 3, 1997
                             ---------------------

                                PROXY STATEMENT

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES
                             ---------------------

     This Proxy Statement is furnished to the holders (the "Shareholders") of Common Stock, par value $.01 per share (the "Common Stock") of Anacomp, Inc., an Indiana corporation (the "Company"), by the Board of Directors in connection with the solicitation of proxies to be used in voting at the 1997 Annual Meeting of Shareholders to be held on February 3, 1997 at the Sheraton Gateway Hotel, 1900 Sullivan Road, College Park, Georgia, and at any adjournments thereof. The approximate date on which this Proxy Statement and the accompanying form of proxy are being mailed to Shareholders is December 31, 1996.

     The enclosed proxy is solicited by the Board of Directors of the Company. A person giving a proxy has the power to revoke it at any time before it is exercised by giving written notice to the Secretary of the Company or by attending the Annual Meeting and voting in person. The proxy, if returned properly executed and not subsequently revoked, will be voted in accordance with the choices made by the Shareholders with respect to the proposals listed thereon. IF A CHOICE IS NOT MADE WITH RESPECT TO THE PROPOSALS, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES, FOR THE ADOPTION OF THE 1996 LONG-TERM INCENTIVE PLAN AND FOR THE ADOPTION OF THE 1997 QUALIFIED EMPLOYEE STOCK PURCHASE PLAN. IF ANY OTHER MATTERS SHOULD BE PRESENTED AT THE ANNUAL MEETING, THE HOLDERS OF THE PROXIES WILL VOTE ON SUCH MATTERS IN ACCORDANCE WITH THE VIEWS OF A MAJORITY OF THE DIRECTORS.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the meeting, and such inspectors will determine whether or not a quorum is present. The presence in person or by proxy of the holders of a majority of the outstanding Common Stock in the aggregate constitutes a quorum for the transaction of business. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the Shareholders for a vote. If a quorum exists, action on any matter (other than the election of Directors) is approved if the votes properly cast favoring the action exceed the votes properly cast opposing the action. Directors shall be elected by a plurality of the votes properly cast. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

     The cost of this solicitation will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may communicate with Shareholders personally or by mail, telephone, telegram or otherwise for the purpose of soliciting such proxies. The Company has also retained ChaseMellon Shareholder Services, L.L.C. to aid in the solicitation of proxies from individual shareholders, brokerage firms, banks and institutional holders of shares. The fee for such services is $4,000 plus expenses. The Company will reimburse brokers and other nominees for their reasonable out-of-pocket expenses in forwarding solicitation material to beneficial owners of shares held of record by such brokers or nominees. A copy of the Company's Annual Report to Shareholders accompanies this Proxy Statement. THE COMPANY WAS REQUIRED TO FILE AN ANNUAL REPORT FOR ITS FISCAL YEAR ENDED SEPTEMBER 30, 1996 ON FORM 10-K WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"). A COPY OF THE FORM IS INCLUDED WITH THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS. SHAREHOLDERS MAY OBTAIN A COPY OF THE COMPLETE EXHIBITS TO THE

FORM 10-K BY WRITING TO ANACOMP, INC., 11550 N. MERIDIAN STREET, P.O. BOX 40888, INDIANAPOLIS, INDIANA 46240.

                               VOTING SECURITIES

     As of December 6, 1996, the record date for the determination of Shareholders entitled to notice of and to vote at the meeting, there were 13,700,764 shares of Common Stock issued and outstanding. All amounts listed herein for shares of Common Stock of the Company and for prices for such shares have been adjusted for all stock dividends and stock splits declared. Each such share of Common Stock is entitled to one vote on all matters.

          SECURITY OWNERSHIP OF MANAGEMENT AND OTHER BENEFICIAL OWNERS

     The following table sets forth certain information regarding the beneficial ownership of Common Stock by each director and named executive officer and by all directors and executive officers of the Company as a group and of certain other beneficial owners of more than 5% of any class of the Company's voting securities as of December 1, 1996, unless otherwise noted. Each such person has sole voting and dispositive power with respect to such securities, except as otherwise indicated.

                        DIRECTORS AND EXECUTIVE OFFICERS

                                                                      SHARES OF STOCK       PERCENT
                               NAME                                  BENEFICIALLY OWNED     OF CLASS
-------------------------------------------------------------------  ------------------     --------
P. Lang Lowrey, III................................................               0            0.0%
Talton R. Embry....................................................               0(a)         0.0
Darius W. Gaskins, Jr..............................................               0            0.0
Jay P. Gilbertson..................................................               0            0.0
Richard D. Jackson.................................................               0            0.0
George A. Poole, Jr................................................           2,500            0.0
Lewis Solomon......................................................               0            0.0
Thomas R. Simmons..................................................               0            0.0
William C. Ater....................................................               1(b)         0.0
Donald L. Viles....................................................              85(c)         0.0
Hasso Jenss........................................................              17(d)         0.0
All directors and executive officers of the Company as a group (20
  persons).........................................................           3,605(e)         0.0

                                      OTHER BENEFICIAL HOLDERS
Magten Asset Management Corp.......................................       4,675,383(f)        34.1%
  35 East 21st Street
  New York, NY 10010
Franklin Resources, Inc............................................       1,444,670(g)        10.5
  777 Mariners Island Blvd.
  P.O. Box 7777
  San Mateo, CA 94403
Merrill Lynch & Co., Inc...........................................       1,407,670(h)        10.3
  World Financial Center, North Tower
  250 Vesey Street
  New York, NY 10281
State Street Research & Management Company.........................       1,082,467(i)         7.9
  One Financial Center
  Boston, MA 02111

---------------

(a) Mr. Embry is a director, executive officer and sole stockholder of Magten Asset Management Corp., a registered investment advisor. Mr. Embry may be deemed to be the beneficial owner of shares owned by Magten and its investment advisory clients as discussed in Note (f) below. Mr. Embry, as trustee of four pension trusts for the benefit of current and former employees of Magten (including himself), also has sole voting power and dispositive power with respect to 53,349 shares of Common Stock held by such trusts and sole voting and investment power with respect to 2,616 shares of Common Stock held by his minor children. Mr. Embry disclaims beneficial ownership of all of the above shares.
(b) Represents one share issuable upon the exercise of the Company's Common Share Warrants.
(c) Includes 40 shares issuable upon the exercise of the Company's Common Share Warrants.
(d) Represents 17 shares issuable upon the exercise of the Company's Common Share Warrants.
(e) Includes 60 shares issuable upon the exercise of the Company's Common Share Warrants. Excludes shares beneficially owned by Mr. Embry, as to which Mr. Embry disclaims beneficial ownership. See Note (a) above.
(f) Magten may be deemed to be the beneficial owner of shares owned by its investment advisory clients. Magten has shared voting power (with its investment advisory clients and Mr. Embry) and shared dispositive power (with its investment advisory clients and Mr. Embry) with respect to 3,737,449 and 4,675,383, respectively, shares of the Common Stock. All of such shares, which in the aggregate represent 34.1% of the Company's voting securities, are beneficially owned by the investment advisory clients of Magten and for which Magten disclaims beneficial ownership. The following investment advisory clients of Magten have an interest in more than 5% of the shares of Common Stock: General Motors Employees Domestic Group Pension Trust, Bankers Trust as Trustee for the Hughes Master Retirement Trust, and Los Angeles Fire and Police Pension Systems -- Fund 2525.
(g) Franklin Resources, Inc. has sole voting power and shared dispositive power with respect to 1,444,670 shares of the Common Stock, for which Franklin disclaims beneficial ownership.
(h) Merrill Lynch & Co., Inc. has shared voting power and shared dispositive power with respect to 1,407,670 shares of the Common Stock, for which Merrill Lynch disclaims beneficial ownership.
(i) Includes 32,284 shares issuable upon the exercise of the Company's Common Share Warrants. State Street Research & Management Company is a wholly-owned subsidiary of Metropolitan Life Insurance Company. State Street and Metropolitan Life disclaim beneficial ownership of all of the above shares.

                         COMPLIANCE WITH SECTION 16(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during the fiscal year ended September 30, 1996, all Section 16(a) filings were made on a timely basis.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

     At the annual meeting seven directors are to be elected to serve for the ensuing year and until their respective successors are elected and qualified. The shares represented by the proxies will be voted for the nominees of the Board of Directors named below, unless otherwise specified on the proxy. Pursuant to the provisions of the By-laws, the Board of Directors has fixed the number of directors at seven. All directors are elected annually.

     If any nominee becomes unavailable for any reason or a vacancy should occur before election (which events are not anticipated), the shares represented by the proxies may be voted for such other person as may be determined by the holders of such proxies in accordance with the view of a majority of the directors.

     The following table sets forth the name of each nominee for director, his principal occupation and five-year business history, the year in which he first served as a director of the Company and his age. With the exception of Mr. Lowrey, each of the nominees first became a director of the Company on June 4, 1996, the date of the Company's emergence from Chapter 11 bankruptcy.

                                                       PRINCIPAL                   INITIAL SERVICE
            NAME AND AGE                               OCCUPATION                   AS A DIRECTOR
-------------------------------------  ------------------------------------------  ---------------
P. Lang Lowrey, III, 43..............  Chairman of the Board, President and Chief        1995
                                         Executive Officer
Talton R. Embry, 50..................  Chairman and Chief Investment Officer,            1996
Darius W. Gaskins, Jr., 59...........  Magten Asset Management Corp.                     1996
                                         Partner, High Street Associates, Inc.
Jay P. Gilbertson, 36................  Chief Financial Officer, HBO & Company            1996
Richard D. Jackson, 59...............  Consultant                                        1996
George A. Poole, Jr., 65.............  Private investor                                  1996
Lewis Solomon, 63....................  Chairman, G & L Investments                       1996

     P. Lang Lowrey, III was elected Chairman of the Board on June 4, 1996. Mr. Lowrey was elected President, Chief Operating Officer and Director in May 1995 and subsequently assumed the duties of Chief Executive Officer, effective October 1, 1995. Prior to that, he served as Vice President -- Magnetics Group from November 1992 to May 1995. He served from October 1990 to October 1992 as Vice President -- Worldwide Marketing Division.

     Talton R. Embry has served as a director since June 4, 1996. Mr. Embry has been Chairman and Chief Investment Officer of Magten Asset Management Corporation, which is an investment advisory firm, since 1978. Mr. Embry is also a director of Capsure Holdings Corp., Varco International Inc., TSX Corporation, Combined Broadcasting, Inc., BDK Holdings, Inc., Thermadyne Holdings Corp. and Revco Drug Stores. In July 1992, Mr. Embry was elected Co-Chairman of the Board of Directors of Revco Drug Stores.

     On September 9, 1993, Magten Asset Management Corp. and Talton R. Embry, without admitting or denying the allegations in a complaint by the Securities and Exchange Commission, consented to the entry of judgments enjoining them from violating (and, in the case of Mr. Embry, aiding and abetting violations of) anti-fraud and other provisions of the Exchange Act, the Investment Advisor's Act of 1940 and the Investment Company Act of 1940. The final judgment to the action, Securities and Exchange Commission v. Talton R. Embry and Magten Asset Management Corp., 93 Civ. 6294 (LMM) (filed September 9, 1993 S.D.N.Y.), was entered on September 14, 1993.

     The Commission's complaint alleged principally that Mr. Embry failed to advise his clients of certain personal and proprietary trades relevant to the clients' holdings and to comply with certain reporting requirements. As part of the settlement, Mr. Embry made a $1 million payment for the benefit of certain of Magten's clients.

     At the same time, Mr. Embry, without admitting or denying the allegations in an order filed by the Commission, settled a parallel Commission administrative action against Mr. Embry. The administrative proceeding, the Matter of Talton R. Embry, Administrative Proceeding File No. 3-8153, was commenced by the Commission on September 16, 1993. In the settlement, Mr. Embry agreed to the appointment, for a period of five years, of an independent consultant approved by the Commission to oversee Mr. Embry's personal securities transactions and to conduct biannual compliance audits of Magten. Gerald Rath, Esq. of the law firm of Bingham Dana & Gould, Boston, Massachusetts, has been appointed and approved as the independent consultant.

     On February 26, 1996, Magten and the Maryland Securities Commissioner entered into a consent order whereby Magten paid a fine of $1,500. The Maryland Securities Commissioner alleged that Magten effected investment advisory transactions in Maryland prior to its registration as a Maryland investment adviser. Magten is currently registered as an investment adviser in Maryland, and its activities are not restricted.

     Darius W. Gaskins, Jr. has served as a director since June 4, 1996. Mr. Gaskins has been a partner of High Street Associates, Inc. since 1991. Mr. Gaskins also serves as a director of UNR Industries, Inc., Northwestern Steel and Wire Company and Sapient, Inc.

     Jay P. Gilbertson has served as a director since June 4, 1996. Mr. Gilbertson has been the Chief Financial Officer of HBO & Company since April 1993. From December 1991 to April 1993, he served as Corporate Controller of HBO & Company.

     Richard D. Jackson has served as a director since June 4, 1996, and was elected Vice Chairman of the Board of Directors on June 4, 1996. Mr. Jackson has been a consultant since 1995. He joined First Financial Management Corporation in 1993 as Chief Operating Officer and Senior Executive Vice President and was elected Vice Chairman in February 1995, a position he held until August 1995. From 1990 to 1993, Mr. Jackson served as Vice Chairman and Chief Executive Officer of the Georgia Federal Bank.

     George A. Poole, Jr. has served as a director since June 4, 1996. Mr. Poole has been a private investor for more than the past five years and serves as a director of Spreckels Industries, Inc., Bucyrus-Erie Company, Rock Island Foods, Inc. and FCC Receivables Corporation, a wholly-owned subsidiary of Franklin Resources, Inc.

     Lewis Solomon has served as a director since June 4, 1996 and was elected Lead Director on that date. Mr. Solomon has been Chairman of G&L Investments for the past five years. He also serves as a director of Anadigics, Inc., Computer Products, Inc., Cybernetics Services, inc., ICTV, Inc., Terayon Corporation and TSX Corporation.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held twenty-four meetings in the fiscal year ended September 30, 1996, three of them subsequent to June 4, 1996. No incumbent director attended less than 75% of the meetings held by the Board of Directors and the committees on which he served. The Board of Directors of the Company has an Audit Committee, a Compensation Committee, and an Executive Committee. The Board of Directors does not have a Nominating Committee but has assigned the functions of such a Committee to the Compensation Committee.

     The members of the Company's Audit Committee during the fiscal year ended September 30, 1996 were, until June 4, 1996, Messrs. Roger S. Palamara, Richard
E. Neal, Paul G. Roland and Frederick W. Zuckerman and, from June 4, 1996 to the present, Messrs. Poole (Chairman of the Committee), Gilbertson and Solomon. The Audit Committee met one time during the fiscal year ended September 30, 1996. The principal duties assigned to the Audit Committee are to recommend to the Board of Directors the accounting firm to be selected as independent accountants of the Company and to meet with the Company's independent accountants after completion of the annual audit and their rendering of their opinion as a result thereof, to discuss their comments thereon and the Company's accounting methods and procedures as the Audit Committee deems appropriate.

     The members of the Company's Compensation Committee during the fiscal year ended September 30, 1996 were, until June 4, 1996, Messrs. Palamara, Neal, Roland, Zuckerman and Clark A. Johnson and, from June 4, 1996 to the present, Messrs. Embry (Chairman of the Committee), Gaskins and Jackson. The Compensation Committee met five times during the fiscal year ended September 30, 1996. The Compensation Committee determines the compensation and benefits of the Chief Executive Officer and other executive officers of the Company. It is also responsible for evaluating the performance of existing members of the Board of Directors and for making recommendations on new candidates for membership on the Board. The Compensation Committee also oversees the Company's stock option, employee stock purchase, and other stock-based plans.

     The members of the Company's Executive Committee during the fiscal year ended September 30, 1996 were, from June 4, 1996 to the present, Messrs. Jackson (Chairman of the Committee), Lowrey and Solomon. The Executive Committee met one time during the fiscal year ended September 30, 1996. The Executive Committee has and may exercise all the powers of the Board of Directors during the intervals between meetings of the Board. It is also responsible for reviewing possible acquisitions, mergers, joint ventures, partnerships and other entries into new technologies.

DIRECTOR COMPENSATION

     Directors who are not employees of the Company receive $1,000 for each directors' meeting attended, $750 for each directors' meeting attended by telephone, $500 for each committee meeting attended and an annual retainer of $12,000. Employee directors receive no fees. Each of the non-employee directors was granted options in November, 1996 to purchase 5,000 shares of Common Stock for such director's first year of service. Effective October 1, 1996, the fees received by directors who are not employees of the Company increased to an annual retainer of $12,500, $1,250 for each directors' and committee meeting attended in person and $1,000 for each such meeting attended by telephone. In addition, effective June 4, 1996, the nonemployee members of the Executive Committee will receive a retainer of $40,000 per year, payable $10,000 each quarter. From November, 1995 to June, 1996, Paul G. Roland as Chairman of the Board of Directors received additional compensation of $3,500 per month, with a maximum total annual compensation of $75,000.

                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth as to the Company's Chief Executive Officer and the other four most highly compensated executive officers all compensation awarded to, earned by, or paid to said individuals (the "Named Executive Officers") for all services rendered in all capacities to the Company and its subsidiaries for the fiscal years ended September 30, 1996, 1995 and 1994, except as may otherwise be specifically noted.

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM
                                                                                      COMPENSATION
                                                      ANNUAL COMPENSATION                AWARDS
                                                --------------------------------      ------------
                                                                    OTHER ANNUAL         STOCK        ALL OTHER
                                       FISCAL   SALARY     BONUS    COMPENSATION        OPTIONS      COMPENSATION
     NAME AND PRINCIPAL POSITION        YEAR      ($)       ($)        ($)(1)            (#)(4)          ($)
-------------------------------------  ------   -------   -------   ------------      ------------   ------------
P. Lang Lowrey, III..................   1996    450,000   742,152      136,557(2)         40,000             0
  Chairman of the Board, Chief          1995    289,692    87,750           --           375,000             0
  Executive Officer and President       1994    147,500   180,836           --                 0             0
Thomas R. Simmons....................   1996    206,500    41,595           --            25,000         3,303(5)(6)
  President, U.S. Group                 1995    206,500    66,374           --                 0         1,680(6)
                                        1994    147,500   137,011           --                 0         2,082(5)(6)
William C. Ater......................   1996    168,000    37,544      134,697(3)         25,000         1,000(5)
  Vice President, Chief                 1995    154,000    21,975           --                 0             0
  Administrative Officer and            1994    110,000   114,981           --                 0         1,000(5)
  Secretary
Donald L. Viles......................   1996    157,446    45,980           --            25,000         1,000(5)
  Executive Vice President and Chief    1995    167,846     5,000           --                 0             0
  Financial Officer                     1994     81,000    85,265           --                 0         1,000(5)
Hasso Jenss..........................   1996    170,352    29,576           --            25,000             0
  President, European Group             1995    172,771    72,006           --                 0             0
                                        1994    109,224    87,553           --                 0             0

---------------

(1) Except as noted below, the aggregate amount of perquisites and other personal benefits, securities or property, given to each Named Executive Officer valued on the basis of aggregate incremental cost to the Company did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus for each such officer during fiscal 1996, 1995 and 1994.

(2) Includes $63,894 in relocation expenses and $62,410 in income tax assistance for certain relocation expense reimbursements.
(3) Includes $69,786 in relocation expenses and $58,242 in income tax assistance for certain relocation expense reimbursements.
(4) All stock option grants prior to June 4, 1996 were cancelled as of that date.
(5) These figures includes the following contributions made by the Company to the Anacomp Savings Plus Plan for fiscal 1996 and fiscal 1994: for Mr. Simmons, Mr. Ater and Mr. Viles, $1,000 each per year.
(6) Includes $2,303 in imputed interest in 1996, $1,680 in 1995 and $1,082 in 1994, on Mr. Simmons' loan from the Company. The interest is calculated on the basis of the applicable federal rate computed by the Internal Revenue Service.

STOCK OPTIONS

     As indicated in the Summary Compensation Table, stock option grants were made to the Named Executive Officers during fiscal 1996. The following table sets forth additional information concerning said grants during fiscal 1996.

                          OPTION GRANTS IN FISCAL 1996

                                                                                                POTENTIAL REALIZABLE VALUE AT
                                                                                                   ASSUMED ANNUAL RATES OF
                                          % OF TOTAL                                               STOCK PRICE APPRECIATION
                                           OPTIONS                                                    FOR 10-YEAR OPTION
                                          GRANTED TO     EXERCISE    GRANT-DATE                           TERM(2)(3)
                                          EMPLOYEES       PRICE     MARKET PRICE   EXPIRATION   ------------------------------
          NAME            GRANTED (#)   IN FISCAL YEAR    ($/SH)       ($/SH)         DATE       0% ($)     5% ($)    10% ($)
------------------------  -----------   --------------   --------   ------------   ----------   --------   --------   --------
                                                                                                $  8.125   $13.2339   $21.0736
P. Lang Lowrey, III.....     40,000(1)       4.22         $ 4.63       $8.125      08/22/2006    139,800    344,156    657,744
Thomas R. Simmons.......     25,000(1)       2.63           4.63        8.125      08/22/2006     87,375    215,098    411,090
William C. Ater.........     25,000(1)       2.63           4.63        8.125      08/22/2006     87,375    215,098    411,090
Donald L. Viles.........     25,000(1)       2.63           4.63        8.125      08/22/2006     87,375    215,098    411,090
Hasso Jenss.............     25,000(1)       2.63           4.63        8.125      08/22/2006     87,375    215,098    411,090

---------------

(1) Of the options granted, 1/4 vest on 6/30/97; 1/4 on 6/30/98, 1/4 on 6/30/99, and 1/4 on the earlier of (i) 6/30/03 or (ii) the date, if any, on which it is first determined that the Company has met at least 95% of its EBITDA goal for fiscal years 1997, 1998 and 1999 combined, as such goal is described in the Company's Third Amended Joint Plan of Reorganization. In certain circumstances, pursuant to employment contracts, options may vest sooner than indicated.
(2) The figures shown are potential future undiscounted values based on actual option term and annual compounding at the applicable rate. Potential realizable value equals stock price at end of option term less exercise price, times the number of options granted.
(3) If the assumed annual rate of stock price appreciation of 0%, 5%, or 10% per year should occur, the market value per share of Common Stock at the end of the ten-year option term would be $8.125, $13.2339, or $21.0736, as the case may be.

     The following table sets forth information regarding all options exercised during fiscal 1996 or held at September 30, 1996 by the Named Executive Officers.

                   AGGREGATED OPTION EXERCISES IN FISCAL 1996
                            AND FY-END OPTION VALUES

                                                              NUMBER OF UNEXERCISED       VALUE OF UNEXERCISED
                                                                OPTIONS AT FY-END       IN-THE-MONEY OPTIONS AT
                            SHARES ACQUIRED        VALUE        (#) EXERCISABLE/               FY-END ($)
          NAME              ON EXERCISE (#)     REALIZED($)       UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE(1)
-------------------------  ------------------   -----------   ---------------------   ----------------------------
P. Lang Lowrey, III......           0                0               0/40,000                  $0/$144,800
Thomas R. Simmons........           0                0               0/25,000                  $0/  90,500
William C. Ater..........           0                0               0/25,000                  $0/  90,500
Donald L. Viles..........           0                0               0/25,000                  $0/  90,500
Hasso Jenss..............           0                0               0/25,000                  $0/  90,500

---------------

(1) Based on the September 30, 1996 closing price of $8.25 on The NASDAQ Stock Market -- Composite Transactions of the Company's Common Stock.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee of the Board of Directors are Messrs. Embry, Gaskins and Jackson, none of whom are employees of the Company.

EMPLOYMENT CONTRACTS

     With the exception of Mr. Jenss, the Named Executive Officers are party to employment agreements with the Company. Set forth below is a brief description of each such agreement.

     P. Lang Lowrey, III. Mr. Lowrey entered into an Amended and Restated Employment Agreement with the Company effective as of October 1, 1996, with an initial term of one year and renewable thereafter for additional one-year periods.

     Pursuant to the terms of his agreement, Mr. Lowrey's compensation plan for fiscal 1997 is comprised of (i) a base salary of $500,000; (ii) an area profit bonus up to $133,333 paid monthly equal to year-to-date actual performance of the Company's adjusted net income as a percentage of year-to-date quota for the Company's adjusted net income; (iii) a strategic focus bonus up to $100,000 paid quarterly based on defined strategic corporate revenue goals; (iv) an asset management bonus up to $50,000 paid quarterly based on the Company's asset management targets; and (v) a corporate EBITDA bonus up to $50,000 paid after year-end based on the Company's EBIDTA goal. All bonuses paid on a monthly or quarterly basis are adjusted at year-end and, with the exception of the asset management bonus, may be greater if goals are exceeded with a maximum possible total performance bonus of $616,666.

     Mr. Lowrey also has been granted, in addition to the options described above under "Option Grants in Fiscal 1996", options under the 1996 Long-Term Incentive Plan to acquire 190,679 shares of the Company's Common Stock at an exercise price of $7.95 per share (the fair market price on October 1, 1996, the first day of his employment under this agreement).

     Mr. Lowrey's employment agreement further provides that, in the event of a merger or consolidation where the Company is not the surviving company, or a transfer of all or substantially all of the Company's assets, in either case if the surviving or transferee company does not agree to be bound by the terms of the employment agreement, or in the event of a change in control of the Company, Mr. Lowrey may elect to treat his employment agreement as terminated and receive a Severance Allowance equal to his prior 24 months compensation, including bonus and benefits, but not to exceed one million dollars (the "Severance Allowance") and the immediate vesting of previously awarded but unvested options. In addition, Mr. Lowrey is entitled to receive the Severance Allowance and the accelerated vesting of options under a variety of other circumstances, but excluding termination for cause, his voluntary resignation after the initial term of the agreement or his decision not to renew the agreement at the end of its initial term or any renewal term.

     Mr. Lowrey also entered into a covenant not to compete with the Company for a period of one year following any termination of employment and not to solicit the Company's customers for a period of two years following any termination of employment.

     Thomas R. Simmons. Mr. Simmons entered into a three-year employment agreement with the Company which expired on September 30, 1995, and which was subsequently renewed for successive one-year terms expiring on September 30, 1996 and September 30, 1997. He has also entered into a covenant not to compete with the Company for a period of one year following any termination of employment and not to solicit the Company's customers for a period of two years following any termination of employment.

     Mr. Simmons' compensation plan for fiscal 1997 is comprised of (i) a base salary of $206,500; (ii) an area profit bonus up to $44,477 paid monthly equal to year-to-date actual performance of divisional EBIT as a percentage of year-to-date quota; (iii) a strategic focus bonus up to $33,358 paid quarterly based on defined divisional strategic products and services revenue; (iv) an asset management bonus up to $16,679 paid quarterly based on the Company's asset management targets; and (v) a corporate EBITDA bonus up to $16,679 paid after year-end based on the Company's EBITDA goal. All bonuses paid on a monthly or quarterly basis are adjusted at year-end and, with the exception of the asset management bonus, may be greater if goals are exceeded with a maximum possible total performance bonus of $189,028.

     Mr. Simmons' employment agreement provides that, in the event of a merger or consolidation or a transfer of substantially all of the Company's assets or a change in control of the Company, Mr. Simmons will receive a severance allowance equal to his prior twelve months' compensation if he is subsequently terminated without cause or if he deems a termination to have occurred due to a demotion, transfer or reduction in compensation. Mr. Simmons is also entitled to such severance allowance if he is terminated without cause by the Company or if he deems a termination to have occurred due to a demotion, transfer or reduction in compensation.

     William C. Ater. Mr. Ater entered into a three-year employment agreement with the Company which expired on September 30, 1995, and which was subsequently renewed for successive one-year terms expiring on September 30, 1996 and September 30, 1997. Such agreement was amended on June 25, 1996. He has also entered into a covenant not to compete with the Company for a period of one year following any termination of employment and not to solicit the Company's customers for a period of two years following any termination of employment.

     Mr. Ater's compensation plan for fiscal 1997 is comprised of (I) a base salary of $168,000; (ii) an area profit bonus up to $36,185 paid monthly equal to year-to-date actual performance of the Company's adjusted net income as a percentage of year-to-date quota for the Company's adjusted net income; (iii) a strategic focus bonus up to $27,139 paid quarterly based on defined strategic corporate revenue goals; (iv) an asset management bonus up to $13,569 paid quarterly based on the Company's asset management targets; and (v) a corporate EBITDA bonus up to $13,569 paid after year-end based on the Company's EBIDTA goal. All bonuses paid on a monthly or quarterly basis are adjusted at year-end and, with the exception of the asset management bonus, may be greater if goals are exceeded with a maximum possible total performance bonus of $153,786.

     Mr. Ater's employment agreement provides that, in the event of a merger or consolidation or a transfer of substantially all of the Company's assets or a change in control of the Company, Mr. Ater will receive a severance allowance equal to his prior twenty-four months' compensation if he is subsequently terminated without cause or if he deems a termination to have occurred due to a demotion, transfer or reduction in compensation. Mr. Ater is also entitled to such severance allowance if he is terminated without cause by the Company or if he deems a termination to have occurred due to a demotion, transfer or reduction in compensation.

     Donald L. Viles. Mr. Viles entered into an employment agreement with the Company effective February 15, 1996 and which expires on September 30, 1998. He has also entered into a covenant not to compete with the Company for a period of one year following any termination of employment and not to solicit the Company's customers for a period of two years following any termination of employment.

     Mr. Viles' compensation plan for fiscal 1997 is comprised of (i) a base salary of $168,000; (ii) an area profit bonus up to $36,185 paid monthly equal to year-to-date actual performance of the Company's adjusted net income as a percentage of year-to-date quota for the Company's adjusted net income; (iii) a strategic focus bonus up to $27,139 paid quarterly based on defined strategic corporate revenue goals; (iv) an asset management bonus up to $13,569 paid quarterly based on the Company's asset management targets; and (v) a corporate EBITDA bonus up to $13,569 paid after year-end based on the Company's EBIDTA goal. All bonuses paid on a monthly or quarterly basis are adjusted at year-end and, with the exception of the asset management bonus, may be greater if goals are exceeded with a maximum possible total performance bonus of $153,786.

     Mr. Viles' employment agreement provides that, in the event of a merger or consolidation or a transfer of substantially all of the Company's assets or a change in control of the Company or a discontinuation of the Company's business, Mr. Viles will receive a severance allowance equal to his prior twenty-four months' compensation if he elects to treat any such occurrence as a termination of his agreement. Mr. Viles is also entitled to such severance allowance if he is terminated by mutual agreement or without cause by the Company or if he deems a termination to have occurred due to a demotion, transfer or reduction in compensation.

TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

     As discussed above, the employment agreements of Messrs. Lowrey, Simmons, Ater and Viles provide for certain payments in the event of a termination of employment or a change of control of the Company. Mr. Jenss is entitled to termination pay and other benefits as provided by applicable German labor laws.

                              BOARD OF DIRECTORS'
                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") determines the compensation and benefits of the Chief Executive Officer and other executive officers of the Company and oversees the Company's stock option, employee stock purchase and other stock-based plans. The Committee is composed solely of non-employee directors.

     The compensation of executive officers of the Company was substantially determined prior to the constitution of the current Committee on June 4, 1996. The Committee understands from the former Compensation Committee (the "Former Committee") that the compensation policy of the Company had been that a substantial portion of the annual compensation of each executive officer related to, and was contingent upon, the individual executive officer's performance. Accordingly, under the Former Committee's guidance, a significant portion of an executive officer's annual compensation was "at risk," at target levels during fiscal 1996 comprising approximately 30% of total cash compensation.

     The executive officer's performance for purposes of compensation decisions was measured under the annual bonus plan against goals established by the Chief Executive Officer and reviewed by the Former Committee at the start of the fiscal year. As a general principle during fiscal 1996, the bonus goals of the executive officers were tied 70% to a profit objective and 30% to a revenue objective, in most cases at levels providing incentive to the executive officer to achieve profit and revenue objectives higher than the prior year's actual results.

     Certain decisions regarding the compensation of the Chief Executive Officer for fiscal 1996 were made prior to June 4, 1996 by the Former Committee and the then Board of Directors, including entering into an employment agreement with the Chief Executive Officer that established his salary at $450,000 with an EBITDA-based bonus (with respect to which he earned $42,152 in fiscal 1996) upon becoming Chief Executive Officer and awarding the Chief Executive Officer a retention bonus of $200,000 as an inducement to remain with the Company during its restructuring under Chapter 11 of the Bankruptcy Code and to accept a temporary transfer to Poway, California.

     Subsequent to the Company's emergence from bankruptcy and the appointment of the current Board of Directors, the Chief Executive Officer was awarded a restructuring bonus of $500,000 in recognition of his individual efforts in connection with the Company's successful restructuring. In addition, it was determined that the amount of the previously awarded retention bonus would be offset against any incentive bonus to which the Chief Executive Officer may have been entitled under his employment agreement.

     The Disclosure Statement filed with the bankruptcy court as part of the Company's restructuring committed the Company to implement a stock option plan for the benefit of the Company's post-restructuring management, providing for the issuance of up to 7 1/2% of the fully diluted Common Stock at the time of emergence from bankruptcy. To fulfill this obligation of the Company, the Board of Directors adopted the 1996 Restructure Recognition Incentive Plan. Pursuant to such Plan, the Company granted to the named executive officers the options set forth under "Executive Compensation -- Stock Options -- Option Grants in Fiscal 1996." The exercise price of such grants was set at $4.63 per share, in comparison to the grant date market price of $8.125 per share, in order to provide post-restructuring management an immediate reward for their collective efforts in the Company's successful restructuring.

                                          Compensation Committee of the Board of
                                          Directors

                                          Talton R. Embry, Chairman
                                          Darius W. Gaskins, Jr.
                                          Richard D. Jackson

                               PERFORMANCE GRAPH

     The following graph and table depict the cumulative total Shareholder returns following an assumed investment of $100 in shares of the Company's Common Stock for the periods of September 30, 1991 through June 4, 1996 (the effective date of the Company's Third Amended Joint Plan of Reorganization) and June 5, 1996 through September 30, 1996 (subsequent to consummation of such Plan and emergence from bankruptcy). All shares of common stock, $.01 par value per share, outstanding on June 4, 1996 (shown to the left of the vertical bar on the graph), were cancelled on such date. The period shown on the graph to the right of the vertical bar represents the Company's current shares of Common Stock. Also presented below for comparison are the cumulative total shareholder returns of a like assumed investment and the reinvestment of all dividends for the same periods in each of the Standard and Poor's 500 Index (the "S&P 500") and the Standard and Poor's Computer Software and Services Index ("Software and Services").

                               PERFORMANCE GRAPH

               1991  1992  1993  1994  1995   June 4, 1996   June 5,1996  1996
               ----  ----  ----  ----  ----   ------------   -----------  ----
Anacomp        $100  $100  $ 88  $ 92  $ 21    $     7          $100      $ 95
S&P             100   111   125   130   169        197           100       102
S&P Software    100   123   163   194   283        364*          100*      112


---------------
  All amounts rounded to nearest dollar.

* Daily returns for the S&P Software Index are not computed. Data for June 4 and June 5 use the index as of May 31, 1996 as an estimation.

              PROPOSAL TO ADOPT THE 1996 LONG-TERM INCENTIVE PLAN
                                  (PROPOSAL 2)

     On July 22, 1996, the Board of Directors adopted the Anacomp, Inc. 1996 Long-Term Incentive Plan (the "Incentive Plan"). The Company has reserved 1,450,000 shares of its Common Stock for issuance in connection with options and awards under this plan. The Incentive Plan became effective as of as of its adoption by the Board. However, if the Shareholders fail to approve the Incentive Plan at the Annual Meeting, any incentive stock options previously granted under the plan will be automatically converted to non-qualified stock options.

     A summary of the Incentive Plan is set forth below. The summary is qualified in its entirety by reference to the full text of the Incentive Plan, which is attached to this Proxy Statement as Appendix A.

GENERAL

     The purpose of the Incentive Plan is to promote the success, and enhance the value, of the Company by linking the personal interests of employees, officers and directors to those of the stockholders, and by providing such employees, officer and directors with an incentive for outstanding performance. As of December 16, 1996, there were approximately 2,000 persons eligible to participate in the Incentive Plan.

     The Incentive Plan authorizes the granting of awards ("Awards") to employees, officers and directors of the Company or its subsidiaries in the following forms: (i) options to purchase shares of Common Stock ("Options"), which may be incentive stock options or non-qualified, (ii) stock appreciation rights ("SARs"); (iii) performance units ("Performance Units"); (iv) restricted stock ("Restricted Stock"); (v) dividend equivalents ("Dividend Equivalents"); and (vi) other stock-based awards.

     Pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Company may not deduct compensation in excess of $1 million paid to the Chief Executive Officer and the four next most highly compensated executive officers of the Company. The Incentive Plan is designed to comply with Code Section 162(m) so that the grant of Options and SARs under the plan, and other Awards, such as Performance Units, that are conditioned on the performance goals described in Section 13.11 of the plan, will be excluded from the calculation of annual compensation for purposes of Code Section 162(m) and will be fully deductible by the Company. The Board has approved the Incentive Plan for submission to the stockholders in order to permit the grant of Awards thereunder that will constitute deductible performance-based compensation for purposes of Code Section 162(m).

     Subject to adjustment as provided in the Incentive Plan, the aggregate number of shares of Common Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a SAR or Performance Unit) is 1,400,000, of which no more than 150,000 shares may be in the form of Restricted Stock and no more than 100,000 shares may be in the form of Options for which the exercise price is below the fair market value of the Common Stock on the date of grant. The maximum number of shares of Common Stock with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Incentive Plan to any one participant is 500,000. The maximum fair market value of any Awards (other than Options and SARs) that may be received by a participant (less any consideration paid by the participant for such Award) during any one calendar year under the Incentive Plan is $2,000,000.

ADMINISTRATION

     The Incentive Plan will be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee has the power, authority and discretion to designate participants; determine the type or types of Awards to be granted to each participant and the terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Incentive Plan; and make all other decisions and determinations that may be required under, or as the Committee deems necessary or advisable to administer, the Incentive Plan.

AWARDS

     Stock Options. The Committee is authorized to grant Options, which may be incentive stock options ("ISOs") or nonqualified stock options ("NSOs"), to participants. All Options will be evidenced by a written Award Agreement between the Company and the participant, which will include such provisions as may be specified by the Committee. The terms of any ISO must meet the requirements of
Section 422 of the Code.

     Stock Appreciation Rights. The Committee may grant SARs to participants. Upon the exercise of a SAR, the participant has the right to receive the excess, if any, of: the fair market value of one share of Common Stock on the date of exercise, over the grant price of the SAR as determined by the Committee, which will not be less than the fair market value of one share of Common Stock on the date of grant in the case of any SAR related to an ISO. All awards of SARs will be evidenced by an Award Agreement, reflecting the terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of the SAR, as determined by the Committee at the time of grant.

     Performance Units. The Committee may grant Performance Units to participants on such terms and conditions as may be selected by the Committee. The Committee will have the complete discretion to determine the number of Performance Units granted to each participant and to set performance goals and other terms or conditions to payment of the Performance Units in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Units that will be paid to the participant.

     Restricted Stock Awards. The Committee may make awards of Restricted Stock to participants, which will be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends, if any, on the Restricted Stock).

     Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents entitle the participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Common Stock subject to an Option Award or SAR Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Common Stock, or otherwise reinvested.

     Other Stock-Based Awards. The Committee may, subject to limitations under applicable law, grant to participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Incentive Plan, including without limitation shares of Common Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock, and Awards valued by reference to book value of shares of Common Stock or the value of securities of or the performance of specified subsidiaries of the Company. The Committee will determine the terms and conditions of any such Awards.

     Performance Goals. The Committee may determine that any Award will be determined solely on the basis of (a) the achievement by the Company or a subsidiary of a specified target return on equity or return on assets, (b) the Company's or subsidiary's stock price, (c) the achievement by a business unit of the Company or subsidiary of a specified target net income or earnings per share, including, without limitation, earnings before interest, taxes, depreciation and amortization (EBITDA), or (d) any combination of the goals set forth in (a) through (c) above. Furthermore, the Committee reserves the right for any reason to reduce (but not increase) any Award, notwithstanding the achievement of a specified goal. If an Award is made on such basis, the Committee must establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code
Section 162(m)). Any payment of an Award granted with performance goals will be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

     Limitations on Transfer; Beneficiaries. No Award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or, except in the case of an ISO, pursuant to a qualified domestic relations. However, a participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any Award upon the participant's death.

     Acceleration Upon Certain Events. Upon the participant's death or disability, all outstanding Options, SARs, and other Awards in the nature of rights that may be exercised will become fully exercisable and all restrictions on outstanding Awards will lapse. Any Options or SARs will thereafter continue or lapse in accordance with the other provisions of the Incentive Plan and the Award Agreement. In the event of a Change in Control of the Company (as defined in the Incentive Plan), all outstanding Options, SARs, and other Awards in the nature of rights that may be exercised will become fully vested and all restrictions on all outstanding Awards will lapse. In the event of (i) the commencement of a public tender offer for all or any portion of the Common Stock, or (ii) a proposal to merge, consolidate or otherwise combine into and with another corporation (in which transaction the Company would not survive) is submitted to the stockholders of the Company for approval, the Board may in its sole discretion declare all outstanding Options, SARs, and other Awards in the nature of rights that may be exercised to become fully vested, and/or all restrictions on all outstanding Awards to lapse, in each case as of such date as the Board may, in its sole discretion, declare, which may be on or before the consummation of such tender offer or other transaction or event.

TERMINATION AND AMENDMENT

     With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Incentive Plan without stockholder approval; provided, however, that the Committee may condition any amendment on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations. No termination, amendment, or modification of the Incentive Plan may adversely affect any Award previously granted under the Incentive Plan, without the written consent of the participant.

CERTAIN FEDERAL INCOME TAX EFFECTS

     Nonqualified Stock Options. Under present federal income tax regulations, there will be no federal income tax consequences to either the Company or the participant upon the grant of a non-discounted NSO. However, the participant will realize ordinary income on the exercise of the NSO in an amount equal to the excess of the fair market value of the Common Stock acquired upon the exercise of such option over the exercise price, and the Company will receive a corresponding deduction. The gain, if any, realized upon the subsequent disposition by the participant of the Common Stock will constitute short- or long-term capital gain, depending on the participant's holding period.

     Incentive Stock Options. Under present federal income tax regulations, there will be no federal income tax consequences to either the Company or the participant upon the grant of a non-discounted ISO or the exercise thereof by the participant. If the participant holds the shares of Common Stock for the greater of two years after the date the Option was granted or one year after the acquisition of such shares of Common Stock (the "required holding period"), the difference between the aggregate option price and the amount realized upon disposition of the shares of Common Stock will constitute a long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the shares of Common Stock are disposed of in a sale, exchange or other "disqualifying disposition" during the required holding period, the participant will realize taxable ordinary income in an amount equal to the excess of the fair market value of the Common Stock purchased at the time of exercise over the aggregate option price, and the Company will be entitled to a federal income tax deduction equal to such amount.

     SARs. Under present federal income tax regulations, a participant receiving a non-discounted SAR will not recognize income, and the Company will not be allowed a tax deduction, at the time the Award is granted. When a participant exercises the SAR, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company.

     Performance Units. Under present federal income tax regulations, a participant receiving Performance Units will not recognize income and the Company will not be allowed a tax deduction at the time the Award is granted. When a participant receives payment of Performance Units, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company.

     Restricted Stock. Under present federal income tax regulations, and unless the participant makes an election to accelerate recognition of the income to the date of grant, a participant receiving a Restricted Stock Award will not recognize income, and the Company will not be allowed a tax deduction, at the time the Award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the Common Stock, and the Company will be entitled to a corresponding tax deduction at that time.

BENEFITS TO NAMED EXECUTIVE OFFICERS AND OTHERS

     As of December 16, 1996, stock options had been granted or approved for grant under the Incentive Plan to the persons and groups shown in the table below. Any additional future Awards will be made at the discretion of the Committee. Therefore, it is not presently possible to determine the number or terms of Awards to be made in the future to the persons and groups shown in the table below.

                                                                           INCENTIVE PLAN
                                                                 ----------------------------------
                       NAME AND POSITION                         DOLLAR VALUE     NUMBER OF OPTIONS
---------------------------------------------------------------  -------------    -----------------
P. Lang Lowrey, III(1).........................................       (4)              190,679
  Chairman of the Board, Chief
  Executive Officer and President
All Executive Officers as a Group (including the
  above)(1)(2).................................................       (4)              318,179
Talton R. Embry(3).............................................       (4)               20,000
  Director Nominee
Darius W. Gaskins, Jr.(3)......................................       (4)               20,000
  Director Nominee
Jay P. Gilbertson(3)...........................................       (4)               20,000
  Director Nominee
Richard D. Jackson(3)..........................................       (4)               20,000
  Director Nominee
George A. Poole, Jr.(3)........................................       (4)               20,000
  Director Nominee
Lewis Solomon(3)...............................................       (4)               20,000
  Director Nominee
All Non-Executive Directors as a Group(3) (including the
  above).......................................................       (4)              120,000
All Non-Executive Employees as a Group.........................       N/A                 none

---------------

(1) Pursuant to his new Employment Agreement with the Company, Mr. Lowrey was granted on November 15, 1996 non-qualified Options to purchase 190,679 shares of Common Stock for a purchase price of $7.95 per share. The Options have a ten-year term and are exercisable in full on October 1, 1999.
(2) Pursuant to his Employment Agreement as the new president and chief operating officer of the Company beginning January 6, 1997, Ralph W. Koehrer will be granted non-qualified Options to purchase 127,500 shares of Common Stock. Options to purchase 85,000 of such shares will be granted as of January 6, 1997, his date of hire, and Options to purchase the remaining 42,500 of such shares will be granted after two years from the date of hire, in each case, at a purchase price equal to the fair market value of the Common Stock on the grant date. The Options will have a ten-year term and will be exercisable in full on the third anniversary of the grant date.
(3) On November 15, 1996, the Committee approved, subject to the approval of the Incentive Plan by the shareholders, the grant on February 3, 1997 to each of the non-employee directors of the Company of non-qualified Options to purchase 20,000 shares of Common Stock at a purchase price equal to the fair market value of the Common Stock on the grant date. Such Options will have a term of ten years and will be exercisable on a cumulative basis as to 25% per year, beginning February 3, 1998.
(4) The dollar value of the above Options is dependent on the difference between the exercise price and the fair market value of the underlying shares on the date of exercise.

ADDITIONAL INFORMATION

     The closing price of the Common Stock, as reported by the Nasdaq National Market on December 16, 1996, was $8.125.

     The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the meeting on this proposal will constitute approval of the Incentive Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE INCENTIVE PLAN.

       PROPOSAL TO ADOPT THE 1997 QUALIFIED EMPLOYEE STOCK PURCHASE PLAN
                                  (PROPOSAL 3)

     On December 10, 1996, the Board of Directors adopted, subject to Shareholder approval at the Annual Meeting, the Anacomp, Inc. 1997 Qualified Employee Stock Purchase Plan (the "Stock Purchase Plan"). If approved by Shareholders, the Stock Purchase Plan will be effective as of January 1, 1997.

     A summary of the Stock Purchase Plan is set forth below. The summary is qualified in its entirety by reference to the full text of the Stock Purchase Plan, which is attached to this Proxy Statement as Appendix B.

GENERAL

     The purpose of the Stock Purchase Plan is to enhance the proprietary interest, through ownership of Common Stock of the Company, among the employees of the Company and its subsidiaries designated by the Company as eligible to participate in the Stock Purchase Plan.

ADMINISTRATION

     The Stock Purchase Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"). Subject to the express provisions of the Stock Purchase Plan, the Committee has authority to interpret and construe the provisions of the Stock Purchase Plan, to adopt rules and regulations for administering the Stock Purchase Plan, and to make all other determinations necessary or advisable for administering the Stock Purchase Plan. The Committee will select from time to time a person or persons, who may be officers or employees of the Company (the "Administrator"), to operate the Stock Purchase Plan, perform the day-to-day administration of the Stock Purchase Plan and maintain records of the Stock Purchase Plan.

STOCK SUBJECT TO THE STOCK PURCHASE PLAN

     A maximum of 500,000 shares of Common Stock (the "Shares") will be made available for purchase by participants under the Stock Purchase Plan, subject to appropriate adjustment for stock dividends, stock split or combination of shares, recapitalization or other changes in the Company's capitalization. The Shares issuable under the Stock Purchase Plan may be issued out of authorized but unissued shares or transferred from available treasury stock. All cash received or held by the Company under the Stock Purchase Plan may be used by the Company for any corporate purpose.

ELIGIBILITY; GRANT AND EXERCISE OF OPTIONS

     All employees of the Company or its participating subsidiaries who are regularly scheduled to work at least 20 hours each week and at least five months each calendar year are eligible to participate in the Stock Purchase Plan. As of December 16, 1996, there were approximately 2,000 persons eligible to participate in the Stock Purchase Plan.

     An eligible employee may elect to become a participant in the Stock Purchase Plan by filing with the Administrator a request form which authorizes a regular payroll deduction from the employee's paycheck. A participants' request form authorizing a payroll deduction will remain effective from Offering Period to Offering Period until amended or canceled. An Offering Period is the 12-month period beginning April 1 of each year; except that the first Offering Period is the 15-month period from January 1, 1997 to March 31, 1998. A participant's payroll deduction must be in any whole percentage from one to ten percent of such participant's base compensation payable each pay period, and at any other time an element of base compensation is payable. A participant may not make cash contributions or payments to the Stock Purchase Plan.

     A book account will be established for each participant, to which the participant's payroll deductions will be credited, until these amounts are either withdrawn, distributed or used to purchase Common Stock, as described below. No interest will be credited on these cash amounts. Whole shares of Common Stock will be held in the participant's account until distributed as described below.

     On the first day of each Offering Period each eligible employee is granted an option to purchase (an "Option") on the last day of the Offering Period (the "Purchase Date") at the price described below (the "Purchase Price") the number of full shares of Common Stock which the cash credited to his account at that time will purchase at the Purchase Price. An employee may not be granted an Option for an Offering Period if immediately after the grant, he or she would own five percent or more of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries. A participant cannot receive Options that, in combination with options under other plans qualified under Section 423 of the Code, would result during any calendar year in the purchase of shares having an aggregate fair market value of more than $25,000.

     Unless the cash credited to a participant's account is withdrawn or distributed, his Option to purchase shares of Common Stock will be deemed to have been exercised automatically on the Purchase Date. The cash balance, if any, remaining in the participant's account at the end of an Offering Period will be refunded to the participant, without interest. The Purchase Price will be the lesser of (i) 85% of the fair market value of the Common Stock on the first day of the Offering Period; or (ii) 85% of the fair market value of the Common Stock on the Purchase Date. Since the shares will be purchased at less than market value, employees will receive a benefit from participating in the Stock Purchase Plan.

     Options granted under the Stock Purchase Plan are not transferable by the participant other than by will or by the laws of descent and distribution and are exercisable only by the participant during his or her lifetime.

NO IMPLIED RIGHTS

     Neither the establishment of the Stock Purchase Plan, nor the grant of any Options thereunder, nor the exercise thereof will be deemed to give to any employee the right to be retained in the employ of the Company or any of its subsidiaries or to interfere with the right of the Company or any such subsidiary to discharge any employee or otherwise modify the employment relationship at any time.

TERMINATION OF EMPLOYMENT

     If a participant terminates employment, the cash balance in his account will be returned to him (or his beneficiary in the case of the participant's death) in cash, without interest, as soon as practicable, and certificates for the shares of Common Stock credited to his account will be distributed as soon as practicable or other appropriate evidence of ownership effected.

AMENDMENT AND TERMINATION OF THE PLAN

     The Committee may amend or modify the Plan, in whole or in part, at any time; provided, however, that no amendment or modification may (a) affect any right or obligation with respect to any grant previously made, unless required by law, or (b) unless previously approved by the stockholders of the Company, where such approval is necessary to satisfy federal securities laws, the Code, or rules of any stock exchange on which the Company's Common Stock is listed (i) in any manner materially affect the eligibility requirements, (ii) increase the number of shares of Common Stock eligible for purchase under the Stock Purchase Plan, or (iii) materially increase the benefits to participants. The Stock Purchase Plan may be terminated by the Committee at any time, in which event the Administrator will terminate all payroll deductions. Cash balances then credited to participants' accounts will be distributed as soon as practicable, without interest.

FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND TO PARTICIPANTS

     The Stock Purchase Plan is designed to qualify as an Employee Stock Purchase Stock Purchase Plan under Section 423 of the Code. A general summary of the federal income tax consequences regarding the Stock Purchase Plan is stated below.

     Neither the grant nor the exercise of Options under the Stock Purchase Plan will have a tax impact on the participant or the Company. If an participant disposes of the Common Stock acquired upon the exercise of his Options after at least two years from the date of grant and one year from the date of exercise, then the participant must treat as ordinary income the amount by which the lesser of (i) the fair market value of the Common Stock at the time of disposition, or (ii) the fair market value of the Common Stock at the date of grant, exceeds the Purchase Price. Any gain in addition to this amount will be treated as a long-term capital gain. If an participant holds Common Stock at the time of his death, the holding period requirements are automatically deemed to have been satisfied and he will realize ordinary income in the amount by which the lesser of (i) the fair market value of the Common Stock at the time of death, or (ii) the fair market value of the Common Stock at the date of grant exceeds the Purchase Price. The Company will not be allowed a deduction if the holding period requirements are satisfied. If a participant disposes of Common Stock before expiration of two years from the date of grant and one year from the date of exercise, then the participant must treat as ordinary income the excess of the fair market value of the Common Stock on the date of exercise of the Option over the Purchase Price. Any additional gain will be treated as long-term or short-term capital gain or loss, as the case may be. The Company will be allowed a deduction equal to the amount of ordinary income recognized by the participant.

     The above discussion is intended to summarize the applicable provisions of the Code which are in effect as of January 1, 1997. The tax consequences of participating in the Stock Purchase Plan may vary with respect to individual situations. Accordingly, participants should consult with their tax advisors in regard to the tax consequences of participating in the Stock Purchase Plan as to both federal and state income tax considerations.

BENEFITS TO NAMED EXECUTIVE OFFICERS AND OTHERS

     Participation in the Stock Purchase Plan is voluntary and no participation will be permitted unless and until the stockholders approve the plan. Consequently, it is not presently possible to determine, with respect to (i) the executive officers named in the Summary Compensation Table, (ii) all current executive officers as a group, or (iii) all participants, including all current officers who are not executive officers, as a group, either the benefits or amounts that will be received by such persons or groups pursuant to the Stock Purchase or the benefits or amounts that would have been received by such persons or groups under the Stock Purchase Plan if it had been in effect during the last fiscal year.

ADDITIONAL INFORMATION

     The closing price of the Common Stock, as reported by the Nasdaq National Market on December 16, 1996, was $8.125.

     The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the meeting on this proposal will constitute approval of the Stock Purchase Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE STOCK PURCHASE PLAN.

                            INDEPENDENT ACCOUNTANTS

     Arthur Andersen LLP has served as the Company's independent accountant for its most recently completed fiscal year. Representatives of Arthur Andersen LLP have been invited to attend the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to Shareholders' questions.

                             SHAREHOLDER PROPOSALS

     Any proposal which a Shareholder intends to submit for consideration by the Shareholders at the next Annual Meeting of Shareholders of the Company must be received by the Company by August 15, 1997. Any such proposals should be sent to the Secretary of the Company at 11550 North Meridian Street, P.O. Box 40888, Indianapolis, Indiana 46240.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business which may come before the Annual Meeting of Shareholders. If any other business should come before the Meeting, the proxyholders intend to vote the proxies received in accordance with the business judgment of the proxyholders, and discretionary authority to do so is included in the accompanying form of Proxy.

                                          By Order of the Board of Directors,

                                          P. Lang Lowrey, III
                                            Chairman of the Board

December 31, 1996

                                                                      APPENDIX A

                                 ANACOMP, INC.
                         1996 LONG-TERM INCENTIVE PLAN

                                   ARTICLE I

                                    PURPOSE

     1.1 General. The purpose of the Anacomp, Inc. 1996 Long-Term Incentive Plan (the "Plan") is to promote the success, and enhance the value, of Anacomp, Inc. (the "Corporation"), by linking the personal interests of its employees, officers and directors to those of Corporation stockholders and by providing its employees, officers and directors with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Corporation in its ability to motivate, attract, and retain the services of employees, officers and directors upon whose judgment, interest, and special effort the successful conduct of the Corporation's operations is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers and directors.

                                   ARTICLE 2

                                 EFFECTIVE DATE

     2.1 Effective Date. The Plan shall be effective upon the date that it is approved by the Board. However, the Plan shall be submitted to the stockholders of the Corporation for approval within 12 months of the Board's approval thereof. No Incentive Stock Options granted under the Plan may be exercised prior to approval of the Plan by the stockholders, and if the stockholders fail to approve the Plan within such 12-month period, any Incentive Stock Options previously granted hereunder shall be automatically converted to Non-Qualified Stock Options without any further act. In the discretion of the Committee, Awards may be made to Covered Employees which are intended to satisfy the conditions for deductibility under Code Section 162(m). Any such Section 162(m) Awards shall be contingent upon the stockholders having approved the Plan.

                                   ARTICLE 3

                                  DEFINITIONS

     3.1 Definitions. When a word or phrase appears in the Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Sections 1.1 or 2.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

          (a) "Award" means any grant of an Option, Stock Appreciation Right, Restricted Stock, Performance Unit, Dividend Equivalent, or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

          (b) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

          (c) "Board" means the Board of Directors of the Corporation.

          (d) "Change of Control" means and includes each of the following:

             (1) A change of control of the Corporation through a transaction or series of transactions, such that any person (as that term is used in Section 13 and 14(d)(2) of the 1934 Act), excluding affiliates of the Corporation as of the Effective Date, is or becomes the beneficial owner (as that term is used in Section 13(d) of the 1934 Act) directly or indirectly, of securities of the Corporation representing 50% or more of the combined voting power of the Corporation's then outstanding securities;

             (2) Consummation of any consolidation, merger, share exchange or similar transaction involving the Corporation after which 49% or more of the voting securities of the surviving corporation is beneficially held by persons other than persons who were beneficial owners of voting securities of the Corporation immediately prior to the transaction;

             (3) Consummation of any sale, lease, exchange or other transfer of all or substantially all of the assets of the Corporation to parties that are not within a "controlled group of corporations" (as defined in Section 1563 of the Code) in which the Corporation is a member; or

             (4) A change in a majority of the members of the Board within a 12-month period unless the election or nomination for election by the Corporation's stockholders of each new director during such 12-month period was approved by the directors then still in office who were directors at the beginning of such 12-month period.

          (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (f) "Committee" means the committee of the Board described in Article
     4.

          (g) "Corporation" means Anacomp, Inc., an Indiana corporation.

          (h) "Covered Employee" means an individual defined in Code Section 162(m)(3).

          (i) "Disability" means the Participant's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, or any successor definition of the term "Permanent and Total Disability" under Section 22(e)(3) of the Code.

          (j) "Dividend Equivalent" means a right granted to a Participant under
     Article 11.

          (k) "Effective Date" has the meaning assigned such term in Section
     2.1.

          (l) "Fair Market Value", on any date, means (i) if the Stock is listed on a securities exchange or is traded over the Nasdaq National Market, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

          (m) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

          (n) "Non-Qualified Stock Option" means an Option that is not an Incentive Stock Option.

          (o) "Option" means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

          (p) "Other Stock-Based Award" means a right, granted to a Participant under Article 12, that relates to or is valued by reference to Stock or other Awards relating to Stock.

          (q) "Participant" means a person who, as an employee, officer or director of the Corporation or any Subsidiary, has been granted an Award under the Plan.

          (r) "Performance Unit" means a right granted to a Participant under
     Article 9, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

          (s) "Plan" means the Anacomp, Inc. 1996 Long-Term Incentive Plan, as amended from time to time.

          (t) "Restricted Stock" means Stock granted to a Participant under
     Article 10 that is subject to certain restrictions and to substantial risk of forfeiture.

          (u) "Retirement" means a Participant's termination of employment with the Corporation after attaining age 59 1/2.

          (v) "Stock" means the $0.01 par value common stock of the Corporation and such other securities of the Corporation as may be substituted for Stock pursuant to Article 14.

          (w) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

          (x) "Subsidiary" means any corporation of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

          (y) "1933 Act" means the Securities Act of 1933, as amended from time to time.

          (z) "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

                                   ARTICLE 4

                                 ADMINISTRATION

     4.1 Committee. The Plan shall be administered by the Compensation Committee of the Board or, at the discretion of the Board from time to time, by the Board. The Committee shall consist of two or more members of the Board who are (i) "outside directors" as that term is used in Section 162 of the Code and the regulations promulgated thereunder, and (ii) "non-employee directors" as such term is defined in Rule 16b-3 promulgated under Section 16 of the 1934 Act or any successor provision. During any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board.

     4.2 Action by the Committee. For purposes of administering the Plan, the following rules of procedure shall govern the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present and acts approved in writing by a majority of the Committee in lieu of a meeting shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Corporation or any Subsidiary, the Corporation's independent certified public accountants, or any executive compensation consultant or other professional retained by the Corporation to assist in the administration of the Plan.

     4.3 Authority of Committee. The Committee has the power, authority and discretion to:

          (a) Designate Participants;

          (b) Determine the type or types of Awards to be granted to each Participant;

          (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

          (d) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any option reload feature, any restrictions or limitations on an Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

          (e) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

          (f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (g) Decide all other matters that must be determined in connection with an Award;

          (h) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan; and

          (i) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan.

     4.4. Decisions Binding. The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

                                   ARTICLE 5

                           SHARES SUBJECT TO THE PLAN

     5.1. Number of Shares. Subject to adjustment as provided in Section 14.1, the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Unit Award) shall be 1,400,000, of which no more than 150,000 shares shall be in the form of Restricted Stock Awards and no more than 100,000 shares shall be in the form of Options for which the exercise price is below the Fair Market Value on the date of grant.

     5.2. Lapsed Awards. To the extent that an Award is canceled, terminates, expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan.

     5.3. Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

     5.4. Limitation on Awards. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Stock with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Participant shall be 500,000. The maximum fair market value of any Awards (other than Options and SARs) that may be received by a Participant (less any consideration paid by the Participant for such Award) during any one calendar year under the Plan shall be $2,000,000.

                                   ARTICLE 6

                                  ELIGIBILITY

     6.1. General. Awards may be granted only to individuals who are employees, officers or directors of the Corporation or a Subsidiary, as determined by the Committee.

                                   ARTICLE 7

                                 STOCK OPTIONS

     7.1. General. The Committee is authorized to grant Options to Participants on the following terms and conditions:

          (a) Exercise Price. The exercise price per share of Stock under an Option shall be determined by the Committee.

          (b) Time and Conditions of Exercise. Subject to Section 7.1(c) below, the Committee shall determine the time or times at which an Option may be exercised in whole or in part. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised. The Committee may waive any exercise provisions at any time in whole or in part based factors as the Committee may determine in its sole discretion so that the Option becomes exerciseable at an earlier date.

          (c) Lapse of Option. A Non-Qualified Stock Option granted under the Plan shall lapse under the following circumstances:

             (1) The Non-Qualified Stock Option shall lapse ten years after it is granted, unless an earlier time is set in the Award Agreement.

             (2) If the Participant terminates employment for any reason other than death, Disability or Retirement, the Non-Qualified Stock Option shall lapse, unless it is previously exercised, on the earlier of (i) the date on which the Option would have lapsed under paragraph (1); or
        (ii) three months after the Participant's termination of employment; provided, however, that if the Participant's employment is terminated by the Company for cause or by the Participant without the consent of the Company, the Option shall (to the extent not previously exercised), at the discretion of the Committee, lapse immediately. If the Participant exercises the Option after termination of employment, the Option may be exercised only with respect to the shares that were otherwise vested on the date of termination of employment.

             (3) If the Participant terminates employment by reason of his Disability or Retirement, the Non-Qualified Stock Option shall lapse, unless it is previously exercised, on the earlier of (i) the date on which the Option would have lapsed under paragraph (1); or (ii) one year after the Participant's termination of employment. If the Participant exercises the Option after his retirement, the Option may be exercised only with respect to the shares that were otherwise vested on the date of retirement. Upon the Participant's Disability, any Non-Qualified Stock Options will immediately vest pursuant to Section 13.8 and may be exercised by the Participant or his legal representative or representatives.

             (4) If the Participant dies before the Non-Qualified Stock Option lapses pursuant to paragraph (1), (2) or (3), above, the Option shall lapse, unless it is previously exercised, on the earlier of (i) the date on which the Option would have lapsed had the Participant lived and had his employment status (i.e., whether the Participant was employed by the Company on the date of his death or had previously terminated employment) remained unchanged; or (ii) one year after the date of the Participant's death. Upon the Participant's death, any Non-Qualified Stock Options will immediately vest pursuant to Section 13.8 and may be exercised by the Participant's legal representative or representatives, by the person or persons entitled to do so under the Participant's last will and testament, or, if the Participant shall fail to make testamentary disposition of such Option or shall die intestate, by the person or persons entitled to receive such Option under the applicable laws of descent and distribution.

          (d) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants.

          (e) Evidence of Grant. All Options shall be evidenced by a written Award Agreement between the Corporation and the Participant. The Award Agreement shall include such provisions, consistent herewith, as may be specified by the Committee.

     7.2. Incentive Stock Options. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

          (a) Exercise Price. The exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option shall not be less than the Fair Market Value as of the date of the grant.

          (b) Exercise. In no event may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.

          (c) Lapse of Option. An Incentive Stock Option shall lapse under the following circumstances:

             (1) The Incentive Stock Option shall lapse ten years after it is granted, unless an earlier time is set in the Award Agreement.

             (2) If the Participant terminates employment for any reason other than death or Disability, the Incentive Stock Option shall lapse, unless it is previously exercised, on the earlier of (i) the date on which the Option would have lapsed under paragraph (1); or (ii) three months after the Participant's termination of employment; provided, however, that if the Participant's employment is terminated by the Company for cause or by the Participant without the consent of the Company, the Incentive Stock Option shall (to the extent not previously exercised), at the discretion of the Committee, lapse immediately. If the Participant exercises the Option after termination of employment, the Option may be exercised only with respect to the shares that were otherwise vested on the date of termination of employment.

             (3) If the Participant terminates employment by reason of his Disability, the Incentive Stock Option shall lapse, unless it is previously exercised, on the earlier of (i) the date on which the Option would have lapsed under paragraph (1); or (ii) one year after the Participant's termination of employment. Upon the Participant's Disability, any Incentive Stock Options will immediately vest pursuant to Section 13.8 and may be exercised by the Participant or his legal representative or representatives.

             (4) If the Participant dies before the Option lapses pursuant to paragraph (1), (2) or (3), above, the Incentive Stock Option shall lapse, unless it is previously exercised, on the earlier of (i) the date on which the Option would have lapsed had the Participant lived and had his employment status (i.e., whether the Participant was employed by the Corporation on the date of his death or had previously terminated employment) remained unchanged; or (ii) one year after the date of the Participant's death. Upon the Participant's death, any Incentive Stock Options will immediately vest pursuant to Section 13.8 and may be exercised by the Participant's legal representative or representatives, by the person or persons entitled to do so under the Participant's last will and testament, or, if the Participant shall fail to make testamentary disposition of such Incentive Stock Option or shall die intestate, by the person or persons entitled to receive such Incentive Stock Option under the applicable laws of descent and distribution.

          (d) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

          (e) Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per share of Stock at the date of grant and the Option expires no later than five years after the date of grant.

          (f) Expiration of Incentive Stock Options. No Award of an Incentive Stock Option may be made pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date.

          (g) Right to Exercise. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant's Disability, by the Participant's guardian or legal representative.

          (h) Directors. The Committee may not grant an Incentive Stock Option to a non-employee director. The Committee may grant an Incentive Stock Option to a director who is also an employee of the Corporation or Subsidiary but only in that individual's position as an employee and not as a director.

                                   ARTICLE 8

                           STOCK APPRECIATION RIGHTS

     8.1. Grant of SARs. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

          (a) Right to Payment. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

             (1) The Fair Market Value of one share of Stock on the date of exercise; over

             (2) The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of one share of Stock on the date of grant in the case of any SAR related to an Incentive Stock Option.

          (b) Other Terms. All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

                                   ARTICLE 9

                               PERFORMANCE SHARES

     9.1. Grant of Performance Shares. The Committee is authorized to grant Performance Units to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Units granted to each Participant. All Awards of Performance Units shall be evidenced by an Award Agreement.

     9.2. Right to Payment. A grant of Performance Units gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Units are granted, in whole or in part, as the Committee shall establish at grant or thereafter. The Committee shall set performance goals and other terms or conditions to payment of the Performance Units in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Units that will be paid to the Participant.

     9.3. Other Terms. Performance Units may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.

                                   ARTICLE 10

                            RESTRICTED STOCK AWARDS

     10.1. Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

     10.2. Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

     10.3. Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Corporation; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

     10.4. Certificates for Restricted Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

                                   ARTICLE 11

                              DIVIDEND EQUIVALENTS

     11.1 Grant of Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Stock subject to an Option Award or SAR Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Stock, or otherwise reinvested.

                                   ARTICLE 12

                            OTHER STOCK-BASED AWARDS

     12.1. Grant of Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, and Awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

                                   ARTICLE 13

                        PROVISIONS APPLICABLE TO AWARDS

     13.1. Stand-alone, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

     13.2. Exchange Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award (subject to Section 14.1), based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made.

     13.3. Term of Award. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant.

     13.4. Form of Payment for Awards. Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Corporation or a Subsidiary on the grant or exercise of an Award may be made in such form as the Committee determines at or after the time of grant, including without limitation, cash, Stock, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

     13.5. Limits on Transfer. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. No such Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order as defined in Section 414(p)(1)(B) of the Code, if the order satisfies Section 414(p)(1)(A) of the Code.

     13.6 Beneficiaries. Notwithstanding Section 13.5, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto under the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

     13.7. Stock Certificates. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.

     13.8 Acceleration Upon Death or Disability. Notwithstanding any other provision in the Plan or any Participant's Award Agreement to the contrary, upon the Participant's death or Disability, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully vested and all restrictions on outstanding Awards shall lapse. Any Option or Stock Appreciation Rights Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

     13.9. Acceleration Upon a Change of Control. If a Change of Control occurs, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully vested and all restrictions on outstanding Awards shall lapse. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

     13.10. Acceleration Upon Certain Events Not Constituting a Change of Control. In the event of (i) the commencement of a public tender offer for all or any portion of the Stock, or (ii) a proposal to merge, consolidate or otherwise combine into and with another corporation (in which transaction the Corporation would not survive) is submitted to the stockholders of the Corporation for approval, the Board may in its sole discretion declare all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised to become fully vested, and/or all restrictions on all outstanding Awards to lapse, in each case as of such date as the Board may, in its sole discretion, declare, which may be on or before the consummation of such tender offer or other transaction or event. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

     13.11. Performance Goals. The Committee may determine that any Award granted pursuant to this Plan to a Participant (including, but not limited to, Participants who are Covered Employees) shall be determined solely on the basis of (a) the achievement by the Corporation or a Subsidiary of a specified target return on equity or return on assets, (b) the Corporation's or Subsidiary's stock price, (c) the achievement by a business unit of the Corporation or Subsidiary of a specified target net income or earnings per share, including, without limitation, earnings before interest, taxes, depreciation and amortization (EBITDA), or (d) any combination of the goals set forth in (a) through (c) above. Furthermore, the Committee reserves the right for any reason to reduce (but not increase) any Award, notwithstanding the achievement of a specified goal. If an Award is made on such basis, the Committee shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code Section 162(m)). Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

     13.12. Termination of Employment. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in accordance with Corporation employment policies in effect from time to time, or, in the absence of an applicable policy, as determined by the Committee at its discretion, which determination by the Committee shall be final and conclusive. A termination of employment shall not occur in a circumstance in which a Participant transfers from the Corporation to one of its Subsidiaries, transfers from a Subsidiary to the Corporation, or transfers from one Subsidiary to another Subsidiary.

                                   ARTICLE 14

                          CHANGES IN CAPITAL STRUCTURE

     14.1. General. In the event a stock dividend is declared upon the Stock, the shares of Stock then subject to each Award shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Stock shall be changed into or exchanged for a different number or class of shares of stock or securities of the Corporation or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, there shall be substituted for each such share of Stock then subject to each Award the number and class of shares into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Award.

                                   ARTICLE 15

                    AMENDMENT, MODIFICATION AND TERMINATION

     15.1. Amendment, Modification and Termination. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan without stockholder approval; provided, however, that the Committee may condition any amendment on the approval of stockholders of the Corporation if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

     15.2 Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant.

                                   ARTICLE 16

                               GENERAL PROVISIONS

     16.1. No Rights to Awards. No Participant or employee, officer or director shall have any claim to be granted any Award under the Plan, and neither the Corporation nor the Committee is obligated to treat Participants and employees, officers or directors uniformly.

     16.2. No Stockholder Rights. No Award gives the Participant any of the rights of a stockholder of the Corporation unless and until shares of Stock are in fact issued to such person in connection with such Award.

     16.3. Withholding. The Corporation or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Corporation, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan.

     16.4. No Right to Employment. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Corporation or any Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Corporation or any Subsidiary.

     16.5. Unfunded Status of Awards. The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Corporation or any Subsidiary.

     16.6. Indemnification. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Corporation from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him provided he gives the Corporation an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Corporation may have to indemnify them or hold them harmless.

     16.7. Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Corporation or any Subsidiary.

     16.8. Expenses. The expenses of administering the Plan shall be borne by the Corporation and its Subsidiaries.

     16.9. Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

     16.10. Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     16.11. Fractional Shares. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

     16.12. Government and Other Regulations. The obligation of the Corporation to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Corporation shall be under no obligation to register under the 1933 Act, any of the shares of Stock paid under the Plan. If the shares paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, the Corporation may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     16.13. Governing Law. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Indiana.

                                                                      APPENDIX B

                                 ANACOMP, INC.

                  1997 QUALIFIED EMPLOYEE STOCK PURCHASE PLAN

                                   ARTICLE I

                                   BACKGROUND

     1.1 Establishment of the Plan. Anacomp, Inc. (the "Corporation") hereby establishes a stock purchase plan, effective January 1, 1997, to be known as the "Anacomp, Inc. 1997 Qualified Employee Stock Purchase Plan" (the "Plan"), as set forth in this document. The Plan is intended to be a qualified employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended, and the regulations and rulings thereunder.

     1.2 Applicability of the Plan. The provisions of this Plan are applicable only to certain individuals who, on or after January 1, 1997, are employees of the Corporation and its subsidiaries participating in the Plan.

     1.3 Purpose. The purpose of the Plan is to enhance the proprietary interest among the employees of the Corporation and its participating subsidiaries through ownership of Common Stock of the Corporation.

                                   ARTICLE II

                                  DEFINITIONS

     Whenever capitalized in this document, the following terms shall have the respective meanings set forth below.

     2.1 Administrator. Administrator shall mean the person or persons (who may be officers or employees of the Corporation) selected by the Committee to operate the Plan, perform day-to-day administration of the Plan, and maintain records of the Plan.

     2.2 Board.  Board shall mean the Board of Directors of the Corporation.

     2.3 Code. Code shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations thereunder.

     2.4 Committee. Committee shall mean a committee which consists of members of the Board and which has been designated by the Board to have the general responsibility for the administration of the Plan. Unless otherwise designated by the Board, the Compensation Committee of the Board of Directors of the Corporation shall serve as the Committee administering the Plan. Subject to the express provisions of the Plan, the Committee shall have plenary authority in its sole and absolute discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations necessary or advisable for administering the Plan. The Committee's determinations on the foregoing matters shall be conclusive and binding upon all persons.

     2.5 Common Stock. Common Stock shall mean Common Stock, $0.01 par value per share, of the Corporation.

     2.6 Compensation. Compensation shall mean, for any Participant, for any period, the Participant's total compensation, as required to be reported in Form W-2, for the respective period, subject to appropriate adjustments that would exclude items such as non-cash compensation and reimbursement of moving, travel, trade or business expenses.

     2.7 Corporation. Corporation shall mean Anacomp, Inc., an Indiana corporation.

     2.8 Direct Registration System. Direct Registration System shall mean a direct registration system approved by the Securities and Exchange Commission and by the National Association of Securities Dealers,

Inc. or any securities exchange on which the Common Stock is then listed, whereby shares of Common Stock may be registered in the holder's name in book-entry form on the books of the Corporation.

     2.9 Effective Date.  Effective Date shall mean January 1, 1997.

     2.10 Employee.  Employee shall mean an employee of an Employer.

     2.11 Employer. Employer shall mean the Corporation and any Subsidiary designated by the Committee as an employer participating in the Plan.

     2.12 Fair Market Value. Fair Market Value of a share of Common Stock, as of any applicable date, shall mean (i) if the Common Stock is listed on a securities exchange or is traded over the Nasdaq National Market, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Common Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

     2.13 Offering Date. Offering Date shall mean the first day of each Offering Period.

     2.14 Offering Period. Offering Period shall mean the twelve (12) month period beginning April 1 of each year during which offers to purchase Common Stock are outstanding under the Plan; provided, however, that the first offering period shall be the fifteen-month period from January 1, 1997 to March 31, 1998. No payroll deductions shall be taken until the effective date of a Registration Statement under the Securities Act of 1933, as amended, covering the shares to be issued under the Plan.

     2.15 Option. Option shall mean a right to purchase Common Stock under the Plan.

     2.16 Participant. Participant shall mean any Employee who has elected to participate in the Plan under Section 3.3 and who has an account balance under the Plan.

     2.17 Plan. Plan shall mean the Anacomp, Inc. 1997 Qualified Employee Stock Purchase Plan, as amended and in effect from time to time.

     2.18 Purchase Date. Purchase Date shall mean the last day of each Offering Period.

     2.19 Purchase Price. Purchase Price shall mean the purchase price of Common Stock determined under Section 5.1.

     2.20 Request Form. Request Form shall mean an Employee's authorization either in writing on a form approved by the Administrator or through electronic communication approved by the Administrator which specifies the Employee's payroll deduction in accordance with Section 6.2, and contains such other terms and provisions as may be required by the Administrator.

     2.21 Subsidiary. Subsidiary shall mean any present or future corporation which is a "subsidiary corporation" of the Corporation as defined in Code
Section 424.

     Except when otherwise indicated by the context, the definition of any term herein in the singular may also include the plural.

                                  ARTICLE III

                         ELIGIBILITY AND PARTICIPATION

     3.1 Eligibility. Each Employee who is an Employee regularly scheduled to work at least 20 hours each week and at least five months each calendar year shall be eligible to participate in the Plan as of the later of:

          (a) the Offering Date immediately following the Employee's last date of hire by an Employer; or

          (b) the Effective Date.

     Notwithstanding the foregoing, no Employee shall be granted an Option for an Offering Period if, immediately after the grant, the Employee would own stock, and/or hold outstanding options to purchase stock, possessing five percent or more of the total combined voting power or value of all classes of stock of the Corporation or any Subsidiary. For purposes of this Section, the attribution rules of Code Section 424(d) shall apply in determining stock ownership of any Employee.

     3.2 Leave of Absence. For purposes of Section 3.1, an individual on a leave of absence from an Employer shall be deemed to be an Employee for the first 180 days of such leave. Such individual's employment with the Employer shall be deemed to terminate at the close of business on the 180th day of the leave, unless the individual has returned to regular employment with an Employer before the close of business on such 180th day. Termination of any individual's leave of absence by an Employer, other than on account of a return to employment with an Employer, shall be deemed to terminate an individual's employment with the Employer for all purposes of the Plan.

     3.3 Initial Participation. An Employee eligible to participate in the Plan under Section 3.1 may submit a Request Form to the Administrator for an Offering Period. The Request Form shall authorize a regular payroll deduction from the Employee's Compensation for the Offering Period, subject to the limits and procedures described in Section 6.1. A Participant's Request Form authorizing a regular payroll deduction shall remain effective from Offering Period to Offering Period until amended or canceled under Section 6.3.

                                   ARTICLE IV

                                STOCK AVAILABLE

     4.1 In General. Subject to the adjustments in Sections 4.2 and 4.3, an aggregate of 500,000 shares of Common Stock shall be available for purchase by Participants pursuant to the provisions of the Plan. These shares may be authorized and unissued shares or may be shares issued and subsequently acquired by the Corporation. If an Option under the Plan expires or terminates for any reason without having been exercised in whole or part, the shares subject to such Option that are not purchased shall again be available for subsequent Option grants under the Plan. If the total number of shares of Common Stock for which Options are exercised on any Purchase Date exceeds the maximum number of shares then available under the Plan, the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable; and the balance of the cash credited to Participants' accounts shall be distributed to the Participants as soon as practicable.

     4.2 Adjustment in Event of Changes in Capitalization. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Corporation's capitalization, or other distribution with respect to holders of the Corporation's Common Stock other than normal cash dividends, an automatic adjustment shall be made in the number and kind of shares as to which outstanding Options or portions thereof then unexercised shall be exercisable and in the available shares set forth in Section 4.1, so that the proportionate interest of the Participants shall be maintained as before the occurrence of such event. This adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Purchase Price per share; provided, however, that in no event shall any adjustment be made that would cause any Option to fail to qualify as an option pursuant to an employee stock purchase plan within the meaning of Section 423 of the Code.

     4.3 Dissolution, Liquidation, or Merger. Upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger, or consolidation of the Corporation with one or more corporations in which the Corporation is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Corporation to another corporation, the holder of each Option then outstanding under the Plan shall be entitled to receive at the next Purchase Date upon the exercise of such Option for each share as to which such Option shall be exercised, as nearly as reasonably may be determined, the cash, securities, or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such transaction. The Board shall take such steps in connection with these transactions as the Board deems necessary or appropriate to assure that the provisions of this Section shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the cash, securities, or property which the holder of the Option may thereafter be entitled to receive. In lieu of the foregoing, the Committee may terminate the Plan in accordance with Section 8.2.

                                   ARTICLE V

                               OPTION PROVISIONS

     5.1 Purchase Price. The Purchase Price of a share of Common Stock purchased for a Participant pursuant to each exercise of an Option shall be the lesser of:

          (a) 85 percent of the Fair Market Value of a share of Common Stock on the Offering Date (or if such date is not a regular business day, then on the first business day following the Offering Date); or

          (b) 85 percent of the Fair Market Value of a share of Common Stock on the Purchase Date (or if such date is not a regular business day, then on the first business day preceding the Purchase Date).

     5.2 Calendar Year $25,000 Limit. Notwithstanding anything else contained herein, no Employee may be granted an Option which permits such Employee's rights to purchase Common Stock under this Plan and any other qualified employee stock purchase plan (within the meaning of Code Section 423) of the Corporation and its Subsidiaries to accrue at a rate which exceeds $25,000 of Fair Market Value of such Common Stock for each calendar year in which an Option is outstanding at any time. For purposes of this Section, Fair Market Value shall be determined as of the Offering Date.

     5.3 First Offering Period Limit. Notwithstanding anything else contained herein, the maximum number of shares of Common Stock that a participant shall be eligible to purchase with respect to the first Offering Period under the Plan is 5,000 shares.

                                   ARTICLE VI

                            PURCHASING COMMON STOCK

     6.1 Participant's Account. The Administrator shall establish a book account in the name of each Participant. As discussed in Section 6.2 below, a Participant's payroll deductions shall be credited to the Participant's account, without interest, until such cash is withdrawn, distributed, or used to purchase Common Stock as described below.

     During such time, if any, as the Corporation participates in a Direct Registration System, shares of Common Stock acquired upon exercise of an Option shall be directly registered in the name of the Participant. If the Corporation does not participate in a Direct Registration System, then until distribution is requested by a Participant pursuant to Article VII, stock certificates evidencing the Participant's shares of Common Stock acquired upon exercise of an Option shall be held by the Corporation as the nominee for the Participant. These shares shall be credited to the Participant's account. Certificates shall be held by the Corporation as nominee for Participants solely as a matter of convenience. A Participant shall have all ownership rights as to the shares credited to his or her account, and the Corporation shall have no ownership or other rights of any kind with respect to any such certificates or the shares represented thereby.

     All cash received or held by the Corporation under the Plan may be used by the Corporation for any corporate purpose. The Corporation shall not be obligated to segregate any assets held under the Plan.

     6.2 Payroll Deductions; Dividends.

     (a) Payroll Deductions. By submitting a Request Form at any time during an Offering Period (or in the case of the first Offering Period, on or after March 1, 1997 for payroll deductions beginning on or after April 1, 1997) in accordance with rules adopted by the Committee, an Employee eligible to participate in the Plan under Section 3.1 may authorize a payroll deduction to purchase Common Stock under the Plan for the Offering Period. The payroll deduction shall be effective on the first pay period commencing at least 30 days after receipt of the Request Form by the Administrator. The payroll deduction shall be in any whole percentage up to a maximum of ten percent (10%) of such Employee's Compensation payable each pay period, and at any other time an element of Compensation is payable. A Participant's payroll deduction shall not be less than one (1) percent of such Employee's Compensation payable each payroll period.

     (b) Dividends. Dividends paid on Common Stock which are credited to a Participant's account as of the dividend payment date shall be paid to the Participant as soon as practicable.

     6.3 Deduction Changes and Discontinuance. A Participant may increase, decrease, or completely discontinue, his or her payroll deductions by filing a new Request Form with the Administrator. This increase, decrease or discontinuance shall be effective on the first pay period commencing at least 30 days after receipt of the Request Form by the Administrator. A Participant who discontinues his or her payroll deductions may not resume participation in the Plan until the following Offering Period.

     Any amount held in the Participant's account after the effective date of the discontinuance of his or her payroll deductions will either be refunded or used to purchase Common Stock in accordance with Section 7.1.

     6.4 Leave of Absence; Transfer to Ineligible Status. If a Participant either begins a leave of absence, is transferred to employment with a Subsidiary not participating in the Plan, or remains employed with an Employer but is no longer eligible to participate in the Plan, the Participant shall cease to be eligible for payroll deductions to his or her account pursuant to Section 6.2. The cash standing to the credit of the Participant's account shall become subject to the provisions of Section 7.1.

     If the Participant returns from the leave of absence before being deemed to have ceased employment with the Employer under Section 3.2, or again becomes eligible to participate in the Plan, the Request Form, if any, in effect immediately before the leave of absence or disqualifying change in employment status shall be deemed void and the Participant must again complete a new Request Form to resume participation in the Plan.

     6.5 Automatic Exercise. Unless the cash credited to a Participant's account is withdrawn or distributed as provided in Article VII, his or her Option shall be deemed to have been exercised automatically on each Purchase Date, for the purchase of the number of full shares of Common Stock which the cash credited to his or her account at that time will purchase at the Purchase Price. The cash balance, if any, remaining in the Participant's account at the end of an Offering Period shall be refunded to the Participant, without interest. The amount of cash that may be used to purchase shares of Common Stock may not exceed the Compensation restrictions set forth in Section 6.2.

     If the cash credited to a Participant's account on the Purchase Date exceeds the applicable Compensation restrictions of Section 6.2 or exceeds the amount necessary to purchase the maximum number of shares of Common Stock available during the Offering Period, such excess cash shall be refunded to the Participant. The excess cash may not be used to purchase shares of Common Stock nor retained in the Participant's account for a future Offering Period.

     Each Participant shall receive a statement on an annual basis indicating the number of shares credited to his or her account under the Plan.

     6.6 Listing, Registration, and Qualification of Shares. The granting of Options for, and the sale and delivery of, Common Stock under the Plan shall be subject to the effecting by the Corporation of any listing, registration, or qualification of the shares subject to that Option upon any securities exchange or under any federal or state law, or the obtaining of the consent or approval of any governmental regulatory body deemed necessary or desirable for the issuance or purchase of the shares covered.

                                  ARTICLE VII

                           WITHDRAWALS; DISTRIBUTIONS

     7.1 Discontinuance of Deductions; Leave of Absence; Transfer to Ineligible Status. In the event of a Participant's complete discontinuance of payroll deductions under Section 6.3 or a Participant's leave of absence or transfer to an ineligible status under Section 6.4, the cash balance then standing to the credit of the Participant's account shall be:

          (a) returned to the Participant, in cash, without interest, as soon as practicable, upon the Participant's written request received by the Administrator at least 30 days before the next Purchase Date; or

          (b) held under the Plan and used to purchase Common Stock for the Participant under the automatic exercise provisions of Section 6.5.

     7.2 In-Service Withdrawals. During such time, if any, as the Corporation participates in a Direct Registration System, shares of Common Stock acquired upon exercise of an Option shall be directly registered in the name of the Participant and the Participant may withdraw certificates in accordance with the applicable terms and conditions of such Direct Registration System. If the Corporation does not participate in a Direct Registration System, (i) a Participant may, while an Employee of the Corporation or any Subsidiary, withdraw certificates for some or all of the shares of Common Stock credited to his or her account at any time, upon 30 days' written notice to the Administrator, and (ii) each Participant shall be permitted only one withdrawal under this Section each calendar quarter. If a Participant requests a distribution of only a portion of the shares of Common Stock credited to his or her account, the Administrator will distribute the oldest securities held in the Participant's Account first, using a first in-first out methodology.

     7.3 Termination of Employment for Reasons Other Than Death. If a Participant terminates employment with the Corporation and the Subsidiaries for reasons other than death, the cash balance in the Participant's account shall be returned to the Participant in cash, without interest, as soon as practicable. Certificates for the shares of Common Stock credited to his or her account shall be distributed to the Participant as soon as practicable, unless the Corporation then participates in a Direct Registration System, in which case, the Participant shall be entitled to evidence of ownership of such shares in such form as the terms and conditions of such Direct Registration System permit.

     7.4 Death. In the event a Participant dies, the cash balance in his or her account shall be distributed to the Participant's beneficiary, in cash, without interest, as soon as practicable. Certificates for the shares of Common Stock credited to the Participant's account shall be distributed to the beneficiary as soon as practicable, unless the Corporation then participates in a Direct Registration System, in which case, the beneficiary shall be entitled to evidence of ownership of such shares in such form as the terms and conditions of such Direct Registration System permit.

     In the event of the Participant's death, the Participant's beneficiary shall be the person or entity identified on the Participant's employee data record maintained by the Corporation or on such other form as determined by the Administrator. This designation of beneficiary may be changed by the Participant in accordance with procedures established by the Administrator.

     7.5 Registration. Whether represented in certificate form or by direct registration pursuant to a Direct Registration System, shares of Common Stock acquired upon exercise of an Option shall be directly registered in the name of the Participant or, if the Participant so indicates on the Request Form, (a) in the Participant's name jointly with a member of the Participant's family, with the right of survivorship, (b) in the name of a custodian for the Participant (in the event the Participant is under a legal disability to have stock issued in the Participant's name), or (c) in a manner giving effect to the status of such shares as community property. No other names may be included in the Common Stock registration. The Corporation shall pay all issue or transfer taxes with respect to the issuance or transfer of shares of such Common Stock, as well as all fees and expenses necessarily incurred by the Corporation in connection with such issuance or transfer.

                                  ARTICLE VIII

                           AMENDMENT AND TERMINATION

     8.1 Amendment. The Committee shall have the right to amend or modify the Plan, in full or in part, at any time and from time to time; provided, however, that no amendment or modification shall:

          (a) affect any right or obligation with respect to any grant previously made, unless required by law, or

          (b) unless previously approved by the stockholders of the Corporation, where such approval is necessary to satisfy federal securities laws, the Code, or rules of any stock exchange on which the Corporation's Common Stock is listed:

             (1) in any manner materially affect the eligibility requirements set forth in Sections 3.1 and 3.2, or change the definition of Employer as set forth in Section 2.11,

             (2) increase the number of shares of Common Stock subject to any options issued to Participants (except as provided in Sections 4.2 and 4.3), or

             (3) materially increase the benefits to Participants under the Plan.

     8.2 Termination. The Committee may terminate the Plan at any time in its sole and absolute discretion. The Plan shall be terminated by the Committee if at any time the number of shares of Common Stock authorized for purposes of the Plan is not sufficient to meet all purchase requirements, except as specified in
Section 4.1.

     Upon termination of the Plan, the Administrator shall give notice thereof to Participants and shall terminate all payroll deductions. Cash balances then credited to Participants' accounts shall be distributed as soon as practicable, without interest.

                                   ARTICLE IX

                                 MISCELLANEOUS

     9.1 Shareholder Approval. The Plan shall be approved and ratified by the stockholders of the Corporation, not later than 12 months after adoption of the Plan by the Board of Directors of the Corporation, pursuant to Treasury regulation Section 1.423-2(c). If for any reason such approval is not given by such date, the Plan shall be null and void, and all payroll deductions to the Plan shall cease. The cash balances and Common Stock credited to Participants' accounts shall be promptly distributed to them; and any Common Stock certificates issued and delivered to Participants prior to such date shall remain the property of the Participants.

     9.2 Employment Rights. Neither the establishment of the Plan, nor the grant of any Options thereunder, nor the exercise thereof shall be deemed to give to any Employee the right to be retained in the employ of the Corporation or any Subsidiary or to interfere with the right of the Corporation or any Subsidiary to discharge any Employee or otherwise modify the employment relationship at any time.

     9.3 Tax Withholding. The Administrator may make appropriate provisions for withholding of federal, state, and local income taxes, and any other taxes, from a Participant's Compensation to the extent the Administrator deems such withholding to be legally required.

     9.4 Rights Not Transferable. Rights and Options granted under this Plan are not transferable by the Participant other than by will or by the laws of descent and distribution and are exercisable only by the Participant during his or her lifetime.

     9.5 No Repurchase of Stock by Corporation. The Corporation is under no obligation to repurchase from any Participant any shares of Common Stock acquired under the Plan.

     9.6 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Indiana except to the extent such laws are preempted by the laws of the United States.

     9.7 Shareholder Approval; Registration. The Plan was adopted by the Board of Directors of the Corporation on December 10, 1996 to be effective as of January 1, 1997, provided that no Offering Period may begin until a Registration Statement under the Securities Act of 1933, as amended, covering the shares to be issued under the Plan, has become effective. The Plan is subject to approval by the stockholders of the Corporation within 12 months of approval by the Board of Directors.

                                                                      APPENDIX C

                                ANACOMP, INC.
                         11550 NORTH MERIDIAN STREET
                                P.O. BOX 40888
                         INDIANAPOLIS, INDIANA  46240

              PROXY FOR THE 1997 ANNUAL MEETING OF SHAREHOLDERS


The undersigned hereby appoints P. Lang Lowrey, III and William C. Ater, and each of them proxies and attorneys-in-fact, with the power of substitution (the action of both of them or their substitutes present and acting or if only one be present and acting then the action of such one to be in any event controlling), to vote all stock of the undersigned at the 1997 Annual Meeting of Shareholders of Anacomp, Inc., and at any adjournment thereof as follows:


                 THIS PROXY IS CONTINUED ON THE REVERSE SIDE.

             PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS




--------------------------------------------------------------------------------
                            -FOLD AND DETACH HERE-


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE
VOTED FOR PROPOSALS 1, 2 AND 3.

Please mark
your votes as
indicated in   /x/
this example

                                   FOR     WITHHELD
                                           FOR ALL                                                    FOR      AGAINST      ABSTAIN
Item 1 - ELECTION OF DIRECTORS     / /       / /   Item 2 - Approval of 196 Long-Term Incentive Plan  / /        / /          / /
Messrs. T.R. Embry, D.W. Gaskins, Jr.,
J.P. Gilbertson, R.D. Jackson
P.L. Lowrey, III, G.A. Poole, Jr.                  Item 3 - Approval of 1997 Qualified Employee Stock / /        / /          / /
L. Solomon                                         Purchase Plan

WITHHELD FOR: (Write that nominee's                Item 4 - To vote in accordance with the views of a
name in the space provided below.                  majority of the Board of Directors on the transaction
                                                   of such other business as may properly come before
                                                   the meeting and any adjournment thereof.



                                                                                                   If you plan to attend
                                                                                                   the Annual Meeting,    / /
                                                                                                   please mark the box.




  Signature(s)                                                                                     Date
              ----------------------------------------------------------------------------------       ------------------------

  NOTE:  Please sign as name appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
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